Exhibit 10.8(e)

EXECUTION VERSION

AMENDMENT NO. 7 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 7 TO MASTER REPURCHASE AGREEMENT, dated as of October 1, 2019 (this “Amendment”), between TPG RE Finance 1, Ltd., a Cayman Islands limited liability company (the “Seller”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Buyer”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, the Seller and Buyer are parties to that certain Master Repurchase Agreement, dated as of August 20, 2015 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of September 29, 2015, as further amended by that certain Second Amendment to Master Repurchase Agreement, dated as of March 14, 2016, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of November 16, 2016, as further amended by that certain Amendment No. 4 to Master Repurchase Agreement, dated as of August 18, 2017, as further amended by that certain Amendment No. 5 to Master Repurchase Agreement, dated as of May 4, 2018, as further amended by that certain Amendment No. 6 to Master Repurchase Agreement, dated as of August 20, 2018, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, the Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and Buyer each agree as follows:

Section 1.Amendments to Repurchase Agreement.  The Repurchase Agreement is hereby amended by adding a new Article 29 of the Repurchase Agreement in sequential order, to read in its entirety as follows:

“Article 29.  Recognition of the U.S. Special Resolution Regimes

(a) In the event that Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Buyer of this Agreement and/or the other Transaction Documents, and any interest and obligation in or under this Agreement and/or the other Transaction Documents, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or the other Transaction Documents, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

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(b) In the event that Buyer or a BHC Act Affiliate of Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or the other Transaction Documents that may be exercised against Buyer are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or the other Transaction Documents were governed by the laws of the United States or a state of the United States.

(c) In the event that, subsequent to the date of this Agreement, Seller adheres to the ISDA Protocol, the terms of the ISDA Protocol will supersede and replace the terms of this Article 29.

For purposes of this Article 29, capitalized terms used and not otherwise defined shall have the following meanings:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“ISDA” refers to International Swaps and Derivatives Association, Inc.

“ISDA Protocol” means the ISDA 2018 U.S. Resolution Stay Protocol, as published by ISDA as of July 31, 2018.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

Section 2.Conditions Precedent; Effective Date.  This Amendment shall become effective upon a counterpart of this Amendment being duly executed and delivered by a duly authorized officer of each of the Seller, Guarantor and Buyer, with retroactive effect to January 1, 2019.

Section 3.Seller’s Representations and Warranties.  On and as of the date first above written, the Seller hereby represents and warrants to the Buyer that (a) the Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (b) this Amendment has been duly executed and delivered by or on behalf of the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

Section 4.Acknowledgments of Guarantor.  In connection with this Amendment, the Guarantor hereby acknowledges the execution and delivery of this Amendment by the Seller and agrees that the Guarantor continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein).

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Section 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the effective date hereof, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment.  Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.

Section 6.Counterparts.  This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

Section 7.No Novation, Effect of Agreement.  Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Repurchase Documents”).   It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Repurchase Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

Section 8.Consent to Jurisdiction; Waiver of Jury Trial.

(a) Each party irrevocably and unconditionally (i) submits to the non‑exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

(b) To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement.

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(c) The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement.  The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Section 8 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.

(d) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

Section 9.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States

By:	/s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Executive Director

JPM-TPG - Signature Page to Amendment to Master Repurchase Agreement

SELLER:

TPG RE FINANCE 1, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

JPM-TPG - Signature Page to Amendment to Master Repurchase Agreement

Acknowledged and Agreed:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

JPM-TPG - Signature Page to Amendment to Master Repurchase Agreement